Future Minimum Time Charter Revenue	9 Months Ended
Sep. 30, 2019
Future Minimum Time Charter Revenue [Abstract]
Future Minimum Time Charter Revenue
13.	Future Minimum Time Charter Revenues:

The future minimum contracted charter revenues, based on vessels’ commitment to non-cancelable time charter contracts (including fixture recaps) as of September 30, 2019, was $2,958,836, all due within the next 12 months. This amount does not include any assumed off-hire.